UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A
                                  Amendment #1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     March 31, 2005
                                                -------------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Maryland                       1-9496                 56-1574675
-------------------------------------------------------------------------------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

           301 S. College Street, Suite 3850
               Charlotte, North Carolina                           28202
----------------------------------------------------------- -------------------
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code      (704) 944-0100
                                                     -------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                Total number of pages:  35

         BNP Residential Properties, Inc. hereby amends its Current Report on Form 8-K dated March 31, 2005, and filed April 5, 2005, to provide required financial statements and pro forma financial information.

Item 2.01 Completion of Acquisition of Assets

Acquisition of Shugart properties effective March 31, 2005

         Effective March 31, 2005, BNP Residential Properties, Inc. completed the acquisition of a portfolio of four apartment properties pursuant to exchange agreements entered into in December 2004. We initially reported completion of this acquisition in our Current Report on Form 8-K dated March 31, 2005 and filed April 5, 2005. We had previously reported entry into these agreements in our Current Report on Form 8-K dated December 7, 2004.

         Each selling entity is an affiliate of Grover F. Shugart, Jr. and/or Brian D. Shugart, and we refer to the apartment properties collectively as the "Shugart properties." Prior to the acquisition, BNP provided third-party management services for these properties.

         The four apartment properties are as follows:

o Canterbury Apartments, located in Myrtle Beach, South Carolina - 630 apartment units;

o Laurel Springs - Phase I Apartments, located in High Point, North Carolina - 240 apartment units;

o Laurel Springs - Phase II Apartments, located in High Point, North Carolina - 96 apartment units; and

o Salem Ridge Apartments, located in Winston-Salem, North Carolina - 120 apartment units.

         We will operate Laurel Springs and Laurel Springs II Apartments as one community.

         We acquired the apartment properties for an aggregate contract price of $51.8 million, including issuance of 689,947 units in our operating partnership valued at $9.3 million and assumption of $42.8 million in debt. We also received approximately $0.3 million in net operating assets, composed primarily of escrow funds held by lenders.

         The preliminary allocation of the purchase price includes the following significant components (all amounts in thousands):

                                                                                             Value of
                                               Contract Price of                            Operating
                       Property                Real Estate Assets     Debt Assumed      Partnership Units
         ------------------------------------- ------------------- -------------------- -------------------
         Canterbury Apartments                      $ 25,750             $ 22,992             $ 3,070
         Laurel Springs Apartments                    14,610               11,320               3,329
         Laurel Springs II Apartments                  7,090                5,850               1,209
         Salem Ridge Apartments                        4,360                2,610               1,706
                                               ------------------- -------------------- -------------------
                                                    $ 51,810             $ 42,772             $ 9,314
                                               =================== ==================== ===================

         We issued 615,873 operating partnership units to the selling entities on March 31, 2005, subject to final settlement amounts for net operating assets in June 2005. We will issue the remaining 74,074 operating partnership units on March 31, 2006.

         We included these assets and liabilities in our consolidated balance sheet included in our Current Report on Form 10-Q for the quarter ended March 31, 2005.

         We have included statements of revenues and certain operating expenses for these properties, for the year ended December 31, 2004, and for the period January 1 through March 30, 2005, in this Current Report on Form 8-K/A, Amendment #1.

Item 8.01 Other Events

Additional apartment property acquisitions subsequent to March 31, 2005

         Subsequent to our acquisition of the Shugart properties, we acquired, in two separate transactions, two apartment properties located in the Charleston, South Carolina area:

o Waverly Place Apartments, located in North Charleston, South Carolina, effective April 21, 2005 - 240 units; and

o Paces Watch Apartments, located in Mount Pleasant, South Carolina, effective May 12, 2005 - 232 units.

         Both of these transactions were cash purchases, which we funded primarily through issuance of mortgage notes payable and draws on an existing line of credit totaling $7.8 million, as follows (all amounts in thousands):


                                                                  Contract Price of     Mortgage Notes
                                Property                         Real Estate Assets     Payable Issued
         ------------------------------------------------------- -------------------- --------------------
         Waverly Place Apartments                                     $ 13,100              $ 10,160
         Paces Watch Apartments                                         20,450                14,925


         In conjunction with the issuance of these notes payable, we paid and recorded deferred loan costs totaling $160,000.

         We have included statements of revenue and certain operating expenses for Paces Watch Apartments for the year ended December 31, 2004, and for the three months ended March 31,2005, in this Current Report on Form 8-K/A, Amendment #1.

Consolidation of limited partnerships effective January 2005

         Effective January 26, 2005, we acquired Boddie Investment Company ("BIC") in exchange for shares of our common stock valued at $8.2 million. As a result of this acquisition, in addition to other significant assets, we acquired certain economic interests in three limited partnerships. We described this acquisition in detail, along with detailed discussion of our accounting treatment for each of the limited partnerships, in our Current Report on Form 10-Q for the quarterly period ended March 31, 2005.

         As a result of the BIC acquisition, we include the accounts of the Marina Shores Associates One Limited Partnership ("Marina Shores Partnership") and The Villages of Chapel Hill Limited Partnership ("Villages Partnership") in our consolidated financial statements effective January 26, 2005. Each of these partnerships owns and operates an apartment property:

o Marina Shores Apartments, located in Virginia Beach, Virginia - 392 units - we own a 50% general partner interest; and

o The Villages of Chapel Hill Apartments, located in Carrboro, North Carolina - 264 units - we own a 1% general partner interest.

         We included the assets and liabilities of these partnerships and their respective apartment properties in our consolidated balance sheet included in our Current Report on Form 10-Q for the quarter ended March 31, 2005. Significant components of these balances, as reflected in our consolidated balance sheet as of March 31, 2005, were as follows (all amounts in thousands):


                                                                     Real Estate
                                                                  Investments, net       Deed of Trust
                                Property                           of Depreciation       Notes Payable
         ------------------------------------------------------- -------------------- --------------------
         Marina Shores Apartments                                     $ 26,074              $ 33,850
         The Villages of Chapel Hill Apartments                         14,063                12,043


         We have included statements of revenue and certain operating expenses for these properties for the years ended December 31, 2004, 2003, and 2002, and for the period January 1 through January 25, 2005, in this Current Report on Form 8-K/A, Amendment #1.

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired. The following financial statements are included in this Amendment to Current Report on Form 8-K/A at the pages listed, and are filed herewith and incorporated herein by reference:

          Page
        ----------

          7 Canterbury Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, and for the period January 1 through March 30, 2005 (unaudited)

         10 Laurel Springs Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, and for the period January 1 through March 30, 2005 (unaudited)

         13 Laurel Springs II Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, and for the period January 1 through March 30, 2005 (unaudited)

         16 Salem Ridge Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, and for the period January 1 through March 30, 2005 (unaudited)

         19 Paces Watch Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, and for the three months ended March 31, 2005 (unaudited)

         22 Marina Shores Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, 2003 and 2002, and for the period January 1 through January 25, 2005 (unaudited)

         25 The Villages of Chapel Hill Apartments Statements of Revenue and Certain Operating Expenses for the year ended December 31, 2004, 2003 and 2002, and for the period January 1 through January 25, 2005 (unaudited)


     (b) Pro forma financial information The following pro forma financial information is included in this Amendment to Current Report on Form 8-K/A at the pages listed, and is filed herewith and incorporated herein by reference:

          Page
        ----------

         28             Introduction to Unaudited Pro Forma Financial Statements

         29 BNP Residential Properties, Inc., Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                        March 31, 2005

         30 BNP Residential Properties, Inc., Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2005

         31 BNP Residential Properties, Inc., Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004

         32 BNP Residential Properties, Inc., Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


     (c) Exhibits.

           No.
        ----------

         23.1           Consent of Sharrard, McGee & Co., P.A.
         23.2           Consent of Reznick Fedder & Silverman
         23.3           Consent of Ernst & Young LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BNP Residential Properties, Inc.
                                     (Registrant)


June 10, 2005                           /s/ Pamela B. Bruno
                                     -------------------------------------
                                     Pamela B. Bruno
                                     Vice President, Treasurer and
                                     Chief Accounting Officer

                         Report of Independent Auditors




Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying statement of revenue and certain operating expenses of Canterbury Apartments for the year ended December 31, 2004. This statement is the responsibility of Canterbury Apartments' management. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Apartments' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Canterbury Apartments' revenues and expenses.

         In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 for Canterbury Apartments for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Sharrard, McGee & Co., P.A.

Greensboro, North Carolina
May 18, 2005

Canterbury Apartments
Statements of Revenue and Certain Operating Expenses


                                                               January 1
                                                                through              Year ended
                                                               March 30,            December 31,
                                                                  2005                  2004
                                                          --------------------- ---------------------
                                                              (Unaudited)
Rental income                                                   $ 1,092,615           $ 4,067,519

Certain operating expenses:
   Property operations expense                                      336,622             1,312,711
   Property insurance                                                59,973               254,341
   Property taxes                                                    58,209               211,215
                                                          --------------------- ---------------------
                                                                    454,804             1,778,267
                                                          --------------------- ---------------------

Revenue in excess of certain operating expenses                 $   637,811           $ 2,289,252
                                                          ===================== =====================

See accompanying notes.

Canterbury Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the year ended December 31, 2004 and For the period January 1 through March 30, 2005 (Unaudited)

1.  Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in Myrtle Beach, South Carolina. Canterbury Apartments is not a legal entity; it is an apartment property acquired by BNP Residential Properties, Inc. in March, 2005. The 630-unit apartment property was built in 1997-1999.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Canterbury Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Canterbury Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $21,000 for the year ended December 31, 2004 and approximately $4,000 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through March 30, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through March 30, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

2.  Environmental matters

Canterbury Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

                         Report of Independent Auditors




Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying statement of revenue and certain operating expenses of Laurel Springs Apartments for the year ended December 31, 2004. This statement is the responsibility of Laurel Springs Apartments' management. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Apartments' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Laurel Springs Apartments' revenues and expenses.

         In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 for Laurel Springs Apartments for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Sharrard, McGee & Co., P.A.

Greensboro, North Carolina
May 18, 2005

Laurel Springs Apartments
Statements of Revenue and Certain Operating Expenses


                                                             January 1
                                                              through              Year ended
                                                             March 30,            December 31,
                                                                2005                  2004
                                                        --------------------- ---------------------
                                                            (Unaudited)
Rental income                                                    $433,253            $1,695,063

Certain operating expenses:
   Property operations expense                                    141,213               459,308
   Property insurance                                               6,310                25,131
   Property taxes                                                  33,045               123,009
                                                        --------------------- ---------------------
                                                                  180,568               607,448
                                                        --------------------- ---------------------

Revenue in excess of certain operating expenses                  $252,685            $1,087,615
                                                        ===================== =====================

See accompanying notes.

Laurel Springs Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the year ended December 31, 2004 and For the period January 1 through March 30, 2005 (Unaudited)

1. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in High Point, North Carolina. Laurel Springs Apartments is not a legal entity; it is an apartment property acquired by BNP Residential Properties, Inc. in March, 2005. The 240-unit apartment property was built in 2002.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Laurel Springs Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Laurel Springs Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $21,000 for the year ended December 31, 2004 and approximately $5,000 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through March 30, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through March 30, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

2.Environmental matters

Laurel Springs Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

                         Report of Independent Auditors




Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying statement of revenue and certain operating expenses of Laurel Springs, II Apartments for the year ended December 31, 2004. This statement is the responsibility of Laurel Springs, II Apartments' management. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Apartments' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Laurel Springs, II Apartments' revenues and expenses.

         In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 for Laurel Springs, II Apartments for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Sharrard, McGee & Co., P.A.

Greensboro, North Carolina
May 18, 2005

Laurel Springs II Apartments
Statements of Revenue and Certain Operating Expenses


                                                             January 1
                                                              through              Year ended
                                                             March 30,            December 31,
                                                                2005                  2004
                                                        --------------------- ---------------------
                                                            (Unaudited)
Rental income                                                    $208,012              $448,375

Certain operating expenses:
   Property operations expense                                     65,225               186,291
   Property insurance                                               5,510                 6,617
   Property taxes                                                  16,361                64,406
                                                        --------------------- ---------------------
                                                                   87,096               257,314
                                                        --------------------- ---------------------

Revenue in excess of certain operating expenses                  $120,916             $ 191,061
                                                        ===================== =====================

See accompanying notes.

Laurel Springs II Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the year ended December 31, 2004 and For the period January 1 through March 30, 2005 (Unaudited)

1. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in High Point, North Carolina. Laurel Springs II Apartments is not a legal entity; it is an apartment property acquired by BNP Residential Properties, Inc. in March, 2005. Laurel Springs II Apartments is adjacent to and shares common areas and resident amenities with Laurel Springs Apartments. Construction of the 96-unit apartment property was completed in April 2004, and the property was in the initial lease-up stage throughout most of 2004.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Laurel Springs II Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Laurel Springs II Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $12,000 for the year ended December 31, 2004 and approximately $2,600 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through March 30, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through March 30, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

2. Environmental matters

Laurel Springs II Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

                         Report of Independent Auditors




Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying statement of revenue and certain operating expenses of Salem Ridge Apartments for the year ended December 31, 2004. This statement is the responsibility of Salem Ridge Apartments' management. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Apartments' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Salem Ridge Apartments' revenues and expenses.

         In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 for Salem Ridge Apartments for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Sharrard, McGee & Co., P.A.

Greensboro, North Carolina
May 18, 2005

Salem Ridge Apartments
Statements of Revenue and Certain Operating Expenses


                                                           January 1
                                                            through                Year ended
                                                            March 30,             December 31,
                                                              2005                    2004
                                                       --------------------- ---------------------
                                                           (Unaudited)
Rental income                                                 $  187,948             $ 725,184

Certain operating expenses:
   Property operations expense                                    78,226               307,132
   Property insurance                                              2,227                 8,573
   Property taxes                                                 12,379                50,769
                                                       --------------------- ---------------------
                                                                  92,832               366,474
                                                       --------------------- ---------------------

Revenue in excess of certain operating expenses               $   95,116             $ 358,710
                                                       ===================== =====================

See accompanying notes.

Salem Ridge Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the year ended December 31, 2004 and For the period January 1 through March 30, 2005 (Unaudited)

1. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in Winston-Salem, North Carolina. Salem Ridge Apartments is not a legal entity; it is an apartment property acquired by BNP Residential Properties, Inc. in March, 2005. The 120-unit apartment property was built in 1984.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Salem Ridge Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Salem Ridge Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $17,000 for the year ended December 31, 2004 and approximately $3,500 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through March 30, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through March 30, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

2. Environmental matters

Management is not aware of any environmental liability that would have a material adverse effect on the accompanying financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying Statements of Revenue and Certain Operating Expenses ("Statements") of Paces Watch Apartments (the "Community") for the year ended December 31, 2004. These statements are the responsibility of the management of BNP Residential Properties, Inc. Our responsibility is to express an opinion on the Statements based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Account Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audit provides a reasonable basis for our opinion.

         The accompany Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for BNP Residential Properties, Inc.) as described in Note
A. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

         In our opinion, the Statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note A of the Community for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Charlotte, North Carolina
June 8, 2005

Paces Watch Apartments
Statements of Revenue and Certain Operating Expenses


                                                         Three months
                                                             ended              Year ended
                                                           March 31,            December 31,
                                                             2005                  2004
                                                     --------------------- ---------------------
                                                         (Unaudited)
Rental income                                                $ 521,489           $ 2,027,565

Certain operating expenses:
   Property operations expense                                 112,101               523,748
   Property insurance                                           15,301                61,205
   Property taxes                                               39,918               158,845
                                                     --------------------- ---------------------
                                                               167,320               743,798
                                                     --------------------- ---------------------

Revenue in excess of certain operating expenses              $ 354,169           $ 1,283,767
                                                     ===================== =====================

See accompanying notes.

Paces Watch Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the year ended December 31, 2004 and For the three months ended March 31, 2005 (Unaudited)

A. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in Charleston, South Carolina. Paces Watch Apartments is not a legal entity; it is an apartment property acquired by BNP Residential Properties, Inc. in May, 2005. The 232-unit apartment property was built in 1987.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Paces Watch Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Paces Watch Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $22,000 for the year ended December 31, 2004 and approximately $5,000 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Unaudited interim financial data
The financial statements for the three months ended March 31, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the three months ended March 31, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

B. Environmental matters

Paces Watch Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
BNP Residential Properties, Inc.

         We have audited the accompanying Statements of Revenue and Certain Operating Expenses ("Statements") of Marina Shores Apartments (the "Community") for the years ended December 31, 2004, 2003 and 2002. These statements are the responsibility of the management of BNP Residential Properties, Inc. Our responsibility is to express an opinion on the Statements based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Account Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

         The accompany Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for BNP Residential Properties, Inc.) as described in Note
A. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

         In our opinion, the Statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note A of the Community for the years ended December 31, 2004, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Charlotte, North Carolina
June 8, 2005

Marina Shores Apartments
Statements of Revenue and Certain Operating Expenses


                                                  January 1
                                                   through
                                                 January 25,              Years ended December 31
                                                    2005            2004           2003            2002
                                                -------------- --------------- -------------- ---------------
                                                 (Unaudited)
Rental income                                      $ 413,763    $ 5,073,434     $ 4,784,902    $ 4,524,878

Certain operating expenses:
   Property operations expense                        79,597      1,033,714         959,324        908,024
   Property insurance                                 12,026        136,992         131,206         90,783
   Property taxes                                     32,711        440,278         386,142        357,855
                                                -------------- --------------- -------------- ---------------
                                                     124,334      1,610,984       1,476,672      1,356,662
                                                -------------- --------------- -------------- ---------------

Revenue in excess of
   certain operating expenses                      $ 289,429    $ 3,462,450     $ 3,308,230    $ 3,168,216
                                                ============== =============== ============== ===============

See accompanying notes.

Marina Shores Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the years ended December 31, 2002, 2003, 2004 and
For the period January 1 through January 25, 2005 (Unaudited)

A. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in Virginia Beach, Virginia. Marina Shores Apartments is not a legal entity; it is an apartment property for which BNP Residential Properties, Inc. acquired a 50% general partner interest in January, 2005. The 392-unit apartment property was built in 1990.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
Marina Shores Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
Marina Shores Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $25,000, $29,000, and $29,000 for the years ended December 31, 2002, 2003, and 2004 respectively and approximately $3,000 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through January 25, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through January 25, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

B. Environmental matters

Marina Shores Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

                         Report of Independent Auditors



Board of Directors and Stockholders
BNP Residential Properties, Inc.


We have audited the accompanying statements of revenue and certain operating expenses of Villages of Chapel Hill Apartments for the years ended December 31, 2004, 2003, and 2002. These statements are the responsibility of Villages of Chapel Hill Apartments' management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Apartments' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenue and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and are not intended to be a complete presentation of Villages of Chapel Hill Apartments' revenues and expenses.

In our opinion, the statements of revenue and certain operating expenses referred to above present fairly, in all material respects, the revenue and certain operating expenses described in Note 1 for Villages of Chapel Hill Apartments for the years ended December 31, 2004, 2003, and 2002 in conformity with accounting principles generally accepted in the United States.



                                               /s/ Ernst & Young LLP


Greenville, South Carolina
June 7, 2005

The Villages of Chapel Hill Apartments
Statements of Revenue and Certain Operating Expenses


                                             January 1
                                              through
                                             January 25                Years ended December 31
                                                2005            2004            2003             2002
                                           --------------- --------------- ---------------- ---------------
                                            (Unaudited)
Rental income                                  $ 177,717     $ 1,990,073     $ 2,004,042      $ 2,026,412

Certain operating expenses:
   Property operations expense                    56,720         645,728         699,735          665,657
   Property insurance                              3,709          44,101          43,760           44,398
   Property taxes                                 18,762         238,334         219,415          216,663
                                           --------------- --------------- ---------------- ---------------
                                                  79,191         928,163         962,910          926,718
                                           --------------- --------------- ---------------- ---------------

Revenue in excess of
   certain operating expenses                  $  98,526     $ 1,061,910     $ 1,041,132      $ 1,099,694
                                           =============== =============== ================ ===============

See accompanying notes.

The Villages of Chapel Hill Apartments
Notes to Statements of Revenue and Certain Operating Expenses
For the years ended December 31, 2002, 2003, 2004 and
For the period January 1 through January 25, 2005 (Unaudited)

1. Summary of Significant Accounting Policies

Basis of presentation
These statements of revenue and certain operating expenses reflect the operations of an apartment property located in Carrboro, North Carolina. The Villages of Chapel Hill Apartments is not a legal entity; it is an apartment property for which BNP Residential Properties, Inc. acquired a 1% general partner interest in January, 2005. The 264-unit apartment property was built in 1975.

We prepared these statements in accordance with Rule 3-14 of Regulation S-X. Accordingly, these statements exclude items such as interest, depreciation and amortization, and general and administrative expenses that are not comparable to the anticipated future on-site operations of the apartment property.

Revenue recognition
The Villages of Chapel Hill Apartments leased its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases were for terms of one year or less. Rental and other revenues were recorded as earned.

Advertising expense
The Villages of Chapel Hill Apartments charged advertising costs to property operations expense as incurred. Advertising expense included in property operations expense totaled approximately $38,000, $34,000 and $26,000 for the years ended December 31, 2002, 2003, and 2004 respectively and approximately $2,000 for the interim period in 2005.

Use of estimates
We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from those amounts.

Interim financial data
The unaudited financial statements for the period January 1 through January 25, 2005, include all adjustments that are, in management's opinion, necessary for a fair presentation of the revenues and certain operating expenses for this interim period. Operating results for the period January 1 through January 25, 2005, are not necessarily indicative of the results to be expected for the entire year ending December 31, 2005.

2. Environmental matters

The Villages of Chapel Hill Apartments has been subjected to Phase I environmental reviews. These reviews did not reveal, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statements.

Introduction to Unaudited Pro Forma Financial Statements

          You should read the following unaudited statements in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2004, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. We believe the pro forma condensed consolidated financial information provides all adjustments necessary to reflect the effects of:

     o our acquisition of Canterbury Apartments, Laurel Springs Apartments, Laurel Springs II Apartments, and Salem Ridge Apartments (which we refer to collectively as the "Shugart properties") in March 2005;

     o our acquisitions of Waverly Place Apartments in April 2005 and Paces Watch Apartments in May 2005; and

     o our inclusion of the accounts of Marina Shores Associates One Limited Partnership ("Marina Shores Partnership") and The Villages of Chapel Hill Limited Partnership (the "Villages Partnership") in our consolidated financial statements effective late January 2005.

         We have presented the unaudited pro forma condensed consolidated balance sheet as of March 31, 2005, as if we had acquired Waverly Place and Paces Watch Apartments as of March 31, 2005.

         We have presented the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2005, as if we had acquired the Shugart properties, Waverly Place Apartments and Paces Watch Apartments as of January 1, 2005, and as if we had consolidated the accounts of Marina Shores Partnership and the Villages Partnership effective January 1, 2005.

         We have presented the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004, as if we had acquired the Shugart properties, Waverly Place Apartments and Paces Watch Apartments as of January 1, 2004, and as if we had consolidated the accounts of Marina Shores Partnership and the Villages Partnership effective January 1, 2004.

         No one has audited these pro forma condensed consolidated financial statements. These pro forma statements include pro forma allocations of the purchase prices for the Shugart Properties, Waverly Place and Paces Watch Apartments based on preliminary estimates of the fair value of the assets and liabilities acquired in connection with these acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates. These pro forma statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved if we had really acquired the properties as of the dates described above.

BNP Residential Properties, Inc.
-------------------------------------------------------------------------------
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31 2005
(in thousands)

                                                                                    Pro Forma Adjustments
                                                                             ------------------------------------
                                                             Historical       Waverly Place       Paces Watch        Pro Forma
                                                          ------------------ ----------------- ------------------ -----------------
                                                                 (A)               (B)               (B)
Assets
Real estate investments, net                                   $ 450,979           $ 13,146          $ 20,492          $ 484,617
Cash and cash equivalents                                          2,583               (132)             (899)             1,552
Other assets                                                       7,513                152               160              7,825
Intangibles, net of amortization                                   3,805                 66                90              3,961
                                                          ------------------ ----------------- ------------------ -----------------
Total assets                                                   $ 464,880           $ 13,232          $ 19,843          $ 497,955
                                                          ================== ================= ================== =================

Liabilities and Shareholders' Equity
Deed of trust and other notes payable                          $ 373,269           $ 13,160          $ 19,725          $ 406,154
Accounts payable and other current liabilities                     5,006                 41                56              5,103
Consideration due for acquisitions                                 1,000                  -                 -              1,000
Deferred revenue and security deposits                             1,940                 31                62              2,033
                                                          ------------------ ----------------- ------------------ -----------------
                                                                 381,215             13,232            19,843            414,290
Minority interests                                                20,545                  -                 -             20,545
Shareholders' equity                                              63,120                  -                 -             63,120
                                                          ------------------ ----------------- ------------------ -----------------
Total liabilities and shareholders' equity                     $ 464,880           $ 13,232          $ 19,843          $ 497,955
                                                          ================== ================= ================== =================


See accompanying notes

BNP Residential Properties, Inc.
-------------------------------------------------------------------------------
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the three months ended March 31, 2005
(in thousands, except per share data)

                                                                                               Pro Forma Adjustments
                                                                             ------------------------------------------------------
                                                                               Consolidated
                                                                                 Limited            Shugart
                                                             Historical        Partnerships       Properties       Waverly Place
                                                          ------------------ ----------------- ------------------ -----------------
                                                                 (A)               (C)                (C)               (C)
Revenues
Apartment rental income                                         $ 14,093              $ 591           $ 1,922             $  431
Restaurant rental income                                             957                  -                 -                  -
Management fee income                                                115                (31)              (76)                 -
Interest and other income                                            225                 (6)                -                  -
                                                          ------------------ ----------------- ------------------ -----------------
                                                                  15,390                554             1,846                431

Expenses
Apartment operations                                               5,443                203               815                175
Apartment and corporate administration                             1,558                  -                 -                  -
Interest expense and penalties paid at debt refinance              5,090                199               553                169
Depreciation                                                       3,522                174               320                 71
Amortization and write-off of loan costs                             267                  5                 3                  2
Deficit distributions to minority partners                         6,821                  -                 -                  -
                                                          ------------------ ----------------- ------------------ -----------------
                                                                  22,701                581             1,691                417
                                                          ------------------ ----------------- ------------------ -----------------
Income (loss) before minority interest                            (7,311)               (27)              155                 14
Minority interest in consolidated limited partnerships               (62)               (51)                -                  -
Minority interest in operating partnership                        (1,292)                 -              (274)                 -
                                                          ------------------ ----------------- ------------------ -----------------
Net income (loss)                                               $ (5,957)            $   24          $    429            $    14
                                                          ================== ================= ================== =================

Per share data:
Net loss - basic                                                $  (0.66)
Net loss - diluted                                                 (0.67)

Weighted average shares outstanding                                8,983                121                 -                  -
Weighted average operating partnership minority units
outstanding                                                        1,870                  -               609                  -



                                                          Pro Forma Adjustments
                                                          ---------------------


                                                             Paces Watch         Pro Forma
                                                          ------------------ ------------------
                                                                  (C)
Revenues
Apartment rental income                                            $ 521           $ 17,558
Restaurant rental income                                               -                957
Management fee income                                                  -                  8
Interest and other income                                              -                219
                                                          ------------------ ------------------
                                                                     521             18,742

Expenses
Apartment operations                                                 167              6,803
Apartment and corporate administration                                 -              1,558
Interest expense and penalties paid at debt refinance                253              6,264
Depreciation                                                         110              4,197
Amortization and write-off of loan costs                               2                279
Deficit distributions to minority partners                             -              6,821
                                                          ------------------ ------------------
                                                                     532             25,922
                                                          ------------------ ------------------
Income (loss) before minority interest                               (11)            (7,180)
Minority interest in consolidated limited partnerships                 -               (113)
Minority interest in operating partnership                             -             (1,566)
                                                          ------------------ ------------------
Net income (loss)                                                 $  (11)          $ (5,501)
                                                          ================== ==================

Per share data:
Net loss - basic                                                                   $  (0.60)
Net loss - diluted                                                                    (0.61)

Weighted average shares outstanding                                    -              9,104
Weighted average operating partnership minority units
outstanding                                                            -              2,479



See accompanying notes

BNP Residential Properties, Inc.
-------------------------------------------------------------------------------
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2004
(in thousands, except per share data)


                                                                                              Pro Forma Adjustments
                                                                             ------------------------------------------------------
                                                                               Consolidated
                                                                                 Limited            Shugart
                                                             Historical        Partnerships       Properties       Waverly Place
                                                          ------------------ ----------------- ------------------ -----------------
                                                                 (D)                (E)               (E)               (E)
Revenues
Apartment rental income                                         $ 45,808            $ 7,063           $ 6,936            $ 1,707
Restaurant rental income                                           3,830                  -                 -                  -
Management fee income                                                761               (371)             (283)                 -
Interest and other income                                            466                (71)                -                  -
                                                          ------------------ ----------------- ------------------ -----------------
                                                                  50,865              6,621             6,653              1,707

Expenses
Apartment operations                                              18,563              2,539             3,008                765
Apartment and corporate administration                             4,519                  -                 -                  -
Interest expense and penalties paid at debt refinance             14,608              2,362             2,143                645
Depreciation                                                      11,660              2,146             1,279                284
Amortization and write-off of loan costs                             460                 69                12                  6
Deficit distributions to minority partners                             -                305                 -                  -
                                                          ------------------ ----------------- ------------------ -----------------
                                                                  49,810              7,421             6,442              1,700
                                                          ------------------ ----------------- ------------------ -----------------
Income (loss) before minority interest                             1,055               (800)              211                  7
Minority interest in consolidated limited partnerships                 -                (82)                -                  -
Minority interest in operating partnership                            16                  -              (150)                 -
                                                          ------------------ ----------------- ------------------ -----------------
Net income (loss)                                               $  1,039            $  (718)          $   361            $     7
                                                          ================== ================= ================== =================

Per share data:
Net income - basic                                              $   0.14
Net income - diluted                                                0.11

Weighted average shares outstanding                                7,617                436                 -                  -
Weighted average operating partnership minority units
outstanding                                                        1,856                  -               615                  -



                                                            Pro Forma Adjustments
                                                            ---------------------


                                                              Paces Watch         Pro Forma
                                                           ------------------ ------------------
                                                                   (E)
Revenues
Apartment rental income                                           $ 2,028           $ 63,542
Restaurant rental income                                                -              3,830
Management fee income                                                   -                107
Interest and other income                                               -                395
                                                           ------------------ ------------------
                                                                    2,028             67,874

Expenses
Apartment operations                                                  744             25,619
Apartment and corporate administration                                  -              4,519
Interest expense and penalties paid at debt refinance                 962             20,720
Depreciation                                                          440             15,809
Amortization and write-off of loan costs                                9                556
Deficit distributions to minority partners                              -                305
                                                           ------------------ ------------------
                                                                    2,155             67,528
                                                           ------------------ ------------------
Income (loss) before minority interest                               (127)               346
Minority interest in consolidated limited partnerships                  -                (82)
Minority interest in operating partnership                              -               (134)
                                                           ------------------ ------------------
Net income (loss)                                                 $  (127)         $     562
                                                           ================== ==================

Per share data:
Net income - basic                                                                  $   0.07
Net income - diluted                                                                    0.04

Weighted average shares outstanding                                     -              8,053
Weighted average operating partnership minority units
outstanding                                                             -              2,471


See accompanying notes

BNP Residential Properties, Inc.
-------------------------------------------------------------------------------
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A) Reflects our historical consolidated balance sheet and consolidated statement of operations contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. These financial statements reflect the acquisition of the Shugart properties effective March 31, 2005, and include the accounts of the consolidated limited partnerships effective January 26, 2005.

(B) Represents the acquisitions of Waverly Place Apartments and Paces Watch Apartments and related financing transactions, as if we had acquired these properties as of March 31, 2005.

(C) Represents the pro forma revenues and expenses for the three months ended March 31, 2005, as if we had acquired the Shugart properties, Waverly Place and Paces Watch Apartments as of January 1, 2005, and as if we had included the accounts of the consolidated limited partnerships effective January 1, 2005. Depreciation expense is calculated using the straight-line method and a composite 40-year life, applied to our preliminary allocation of purchase price to depreciable real estate assets. Amortization of deferred loan costs is calculated using the straight-line method over the lives of the related notes payable.

(D) Reflects our historical consolidated statement of operations contained in our Annual Report on Form 10-K for the year ended December 31, 2004.

(E) Represents the pro forma revenues and expenses for the year ended December 31, 2004, as if we had acquired the Shugart properties, Waverly Place and Paces Watch Apartments as of January 1, 2004, and as if we had included the accounts of the consolidated limited partnerships effective January 1, 2004. Depreciation expense is calculated using the straight-line method and a composite 40-year life, applied to our preliminary allocation of purchase price to depreciable real estate assets. Amortization of deferred loan costs is calculated using the straight-line method over the lives of the related notes payable.